UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 3, 2004

                             KINGDOM VENTURES, INC.
             (Exact Name of Registrant as Specified in Its Charter)

           Nevada                   000-32273                88-0419183
(State or other jurisdiction       (Commission             (IRS Employer
     of incorporation)             File Number)          Identification No.)

                      1045 STEPHANIE WAY, MINDEN, NV 89423
                      ------------------------------------
              (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, Including Area Code: (775) 267-2242


ITEM 4. CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      On June 3, 2004, the Board of Directors of Kingdom Ventures, Inc. (the "Company") unanimously approved the dismissal of Wrinkle, Gardner & Company, P.C. ("WGC") as its independent public accountants. On June 4, 2004, the Company notified WGC that it was terminating WGC's services. Also on June 4, 2004, the Company received notice that WGC resigned as its independent public accountants, effective May 27, 2004. On June 3, 2004, the Company engaged the firm of Kabani & Company, Inc. ("KC"), to serve as its independent public accountants for the fiscal year ending January 31, 2005.

      During the last two fiscal years ended January 31, 2004 and January 31, 2003 and through June 3, 2004, (i) there were no disagreements between the Company and WGC on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of WGC would have caused WGC to make reference to the matter in its reports on the Company's financial statements, (ii) WGC's reports on the Company's financial statements were modified to include an explanatory paragraph wherein they expressed substantial doubt about the Company's ability to continue as a going concern, and (iii) WGC's reports on the Company's financial statements otherwise did not contain an adverse opinion or disclaimer of opinion, or was modified as to uncertainty, audit scope or accounting principles. During the last two most recent fiscal years ended January 31, 2004 and January 31, 2003 and through June 3, 2004, there were no reportable events as the term described in Item 304(a)(1)(iv) of Regulation S-B.

During the two most recent fiscal years and through June 3, 2004, the Company has not consulted with KC regarding either:

      1. the application of accounting principles to any specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and neither a written report was provided to the Company nor oral advice was provided that KC concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or

      2. any matter that was either subject of disagreement or event, as defined in Item 304(a)(1)(iv)(A) of Regulation S-B and the related instruction to Item 304 of Regulation S-B, or a reportable event, as that term is explained in Item 304(a)(1)(iv)(A) of Regulation S-B.

      On June 4, 2004, the Company provided WGC with a copy of the disclosures it is making in response to Item 4 on this Form 8-K, and has requested that WGC furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements within 10 business days of the filing of this Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Exhibit     Description
-------     -----------

16.1        Letter from Wrinkle, Gardner & Company, P.C., dated June 7, 2004.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                Kingdom Ventures, Inc.


Date: June 8, 2004                          By: /s/ Gene Jackson
                                                --------------------------------
                                                Gene Jackson
                                                Principal Executive, Financial &
                                                Accounting Officer